UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 5, 2014, Intersect ENT, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2014. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company’s management conducted a conference call on November 5, 2014 at approximately 4:30 p.m. Eastern Standard Time, to review the Company’s financial results for the quarter ended September 30, 2014. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release entitled “Intersect ENT Reports Third Quarter 2014 Results” dated November 5, 2014.

99.2	Transcript of conference call held by management of Intersect ENT, Inc. on November 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.

Dated: November 10, 2014

	By:	/s/ Jeryl L. Hilleman
Jeryl L. Hilleman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release entitled “Intersect ENT Reports Third Quarter 2014 Results” dated November 5, 2014.

99.2	Transcript of conference call held by management of Intersect ENT, Inc. on November 5, 2014.